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                                                                      EXHIBIT 24

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Marshall Industries' previously filed Registration Statements on Form S-8, File Numbers 2-79412, 33-1587 and 33-82510.

                                          ARTHUR ANDERSEN & CO.

Los Angeles, California
August 25, 1994

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